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                              INTUITIVE SURGICAL, INC.
                   1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                             NONSTATUTORY STOCK OPTION

__________, Optionee:


     On __________________, 19___, an option was automatically granted to you (the "Optionee") pursuant to the Intuitive Surgical, Inc. (the "Company")
1998 Non-Employee Directors' Stock Option Plan (the "Plan") to purchase shares of the Company's common stock ("Common Stock"). This option is NOT intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for Non-Employee Directors (as defined in the Plan).

     The details of your option are as follows:

     1.   The total number of shares of Common Stock subject to this option is
[__________________ (     )].


     2. The exercise price of this option is ____________ ($____ ) per share, such amount being equal to the Fair Market Value (as defined in the Plan) of the Common Stock on the date of grant of this option.

     3.   (a)  Subject to the limitations contained herein:

               (i) if this option is exercisable for 25,000 shares, then this option shall vest (i.e., become exercisable) in installments as follows:
6/48th of the option shares shall vest on the six (6)-month anniversary of the date of grant of the option and the remaining shares shall then vest equally over the next forty two (42) months; or

               (ii) if this option is exercisable for 2,500 shares, then this option shall vest (i.e., become exercisable) in thirty six (36) equal monthly installments over a three (3)-year period measured from the date of grant of the option;

PROVIDED, HOWEVER, that you have, during the period from the date of grant to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate (as defined in the Plan).

          (b) Notwithstanding anything to the foregoing, this option shall NOT be exercisable in whole or in part unless and until sufficient shares of the Company's common stock to be issued under the Plan has been approved by the Company's stockholders.

     4. (a) This option may be exercised, to the extent specified above, by delivering a Notice of Exercise (in the form attached hereto or such other form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to Section 6 of the Plan.

          (b)  This option may only be exercised for whole shares.


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          (c)  You may elect to pay the exercise price under one of the following alternatives:

               (i)    In cash (or check) at the time of exercise;

               (ii)   Provided that at the time of the exercise the Common
Stock is publicly traded and quoted regularly in THE WALL STREET JOURNAL, payment by delivery of shares of Common Stock already owned by you, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which Common Stock shall be valued at its Fair Market Value on the date immediately preceding the date of exercise;

               (iii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Common Stock or pursuant to the terms of irrevocable instructions issued by you prior to the issuance of shares of the Common Stock; or

               (iv) Payment by a combination of the methods of payment specified in subparagraphs (i) through (iii) above.

          (d) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option.

     5. The term of this option is ten (10) years measured from the date of grant, subject, however, to earlier termination upon your termination of service, as set forth in Section 6(a) of the Plan.

     6. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

     7. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan relating to option provisions, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

     Dated the _____ day of __________, 19____.

                                             Very truly yours,
                                             INTUITIVE SURGICAL, INC.


                                                  Duly authorized on behalf
                                                  of the Board of Directors

ATTACHMENTS:   Notice of Exercise
               Prospectus-1998 Non-Employee Directors' Stock Option Plan


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The undersigned:

     (A) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

     (B) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned Optionee and the Company and its Affiliates regarding the acquisition of Common Stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options and any other stock awards previously granted and delivered to the undersigned under stock award plans of the Company, and (ii) the following agreements only:

           NONE:
                ______________
                  (Initial)

           OTHER:
                 __________________________-

                 __________________________-

                 __________________________-

                              __________________________-
                              Optionee


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                              INTUITIVE SURGICAL, INC.
                   1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                 NOTICE OF EXERCISE

Intuitive Surgical, Inc.

________________________
                                                  Date of Exercise:
________________________                                           __________

Ladies and Gentlemen:

     This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below.

     Type of option:               Nonstatutory

     Stock option dated:           _____________________

     Number of shares for
     which option is exercised:    _____________________

     Certificates to be
     issued in name of:            _____________________

     Total exercise price:         $
                                    ____________________

     Cash payment delivered
     herewith:                     $
                                    ____________________

     Value of______ shares of

     common stock delivered
     herewith (1):                 $____________________


     By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Company's 1998 Non-Employee Directors' Stock Option Plan and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

                                             Very truly yours,


                                             __________________________
                                             Optionee


____________________
(1) Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.


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